SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 25, 2023

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 8.01.	Other Events.

As previously disclosed, on February 7, 2023, the Board of Directors (the “Board”) and a majority of the Shareholders (the “Shareholders”) of NanoViricides, Inc. (the “Company”) approved a redomiciling of the Company (the ‘Redomicile”) wherein the Company will redomicile from a Nevada corporation to a Delaware corporation. The Redomicile will become effective on May 30, 2023 pursuant to Section 265 of the Delaware General Corporation Law and Sections 92A.120 and 92A.250 of the Nevada Revised Statutes. The Redomicile will occur according to the Plan of Conversion substantially in the form attached.

Item. 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Form of Plan of Conversion
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: May 25, 2023	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President